SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 14, 2002

RELIABLE POWER SYSTEMS, INC.,
Formerly known as Dencor Energy Cost Controls, Inc.
(Exact name of registrant as specified in its charter)

                            COLORADO                                           0-9255                                                    84-0658020
                               (State or other jurisdiction                      (Commission File No.)                          (IRS Employer Identification No.)
     of incorporation or organization)

10 South Riverside Plaza, Suite 2220
Chicago, Illinois                                  60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 733-8970

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

On November 6, 2002, the Registrant filed a Voluntary Petition under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Illinois, Eastern Division, Case No. 02 B 43530. The case has been assigned to the Honorable Carol C. Doyle, U.S. Bankruptcy Judge. Registrant has continued to operate its business and manage its affairs with its existing directors and officers as debtor-in-possession under the supervision and jurisdiction of the U.S. Bankruptcy Court.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5. Other Events.

Not Applicable

Item 6. Resignation of Registrant’s Directors.

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Not Applicable

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                             Reliable Power Systems, Inc.

Date         November 14, 2002                                                            By: /s/ David H. Hoffmann
                                                                                                                  David H. Hoffmann
                                                                                                                  Chairman